Provisions	12 Months Ended
Mar. 31, 2018
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Provisions
20	PROVISIONS

The following table presents movements by class of provisions for the fiscal years ended March 31, 2018 and 2017.

	Provision for interest repayment	Other provisions	Total
	(In millions)
Balance at April 1, 2016	¥229,422	¥32,979	¥262,401
Additional provisions	12,000	14,743	26,743
Amounts used	(83,528)	(10,713)	(94,241)
Unused amounts reversed	(439)	(225)	(664)
Amortization of discount and effect of change in discount rate	(122)	214	92
Acquisition of subsidiaries and businesses	—	381	381
Others	—	(12)	(12)

Balance at March 31, 2017	157,333	37,367	194,700

Additional provisions	50,500	28,537	79,037
Amounts used	(61,961)	(14,902)	(76,863)
Unused amounts reversed	(479)	(3,247)	(3,726)
Amortization of discount and effect of change in discount rate	(142)	209	67

Others	(72)	(4,876)	(4,948)

Balance at March 31, 2018	¥145,179	¥43,088	¥188,267

Provision for Interest Repayment

Japan has two laws restricting interest rates on loans. The Interest Rate Restriction Act sets the maximum interest rates on loans ranging from 15% to 20%. The Act Regulating the Receipt of Contributions, Receipt of Deposits and Interest Rates capped the interest rate on loans at 29.2% up to June 2010. Interest rates on loans greater than the range of 15-20% but below the maximum allowable of 29.2% were called “gray zone interest,” and many consumer lending and credit card companies were charging interest in this zone.

In January 2006, judicial decisions strictly interpreted the conditions under which consumer finance companies may retain gray zone interest. As a result, claims for refunds of gray zone interest have increased, and consumer lending and credit card companies have recorded a provision for claims for refunds of gray zone interest.

In December 2006, the Government of Japan made amendments to laws regulating money lenders to implement regulatory reforms affecting the consumer finance industry. As a result, in June 2010, the maximum legal interest rates on loans were reduced to the range of 15-20%, and gray zone interest was abolished.

The provision for interest repayment is calculated by estimating the future claims for the refund of gray zone interest, taking into account historical experience such as the number of customer claims for a refund, the amount of repayments and the characteristics of customers, and the length of the period during which claims are expected to be received in the future. Of these historical experiences, the number of customer claims for the refund has a significant effect on the amount of the provision, and the historical number of customer claims to the SMBC Group was 94 thousand, 127 thousand and 137 thousand for the fiscal years ended March 31, 2018, 2017 and 2016, respectively. The timing of the settlement of these claims is uncertain.

The decrease in the provision for interest repayment for the fiscal year ended March 31, 2018 was primarily due to the use of the provision during the year, which was partially offset by additional provisions as a result of the estimation of the future claims for the refund.

Other Provisions

Other provisions include asset retirement obligations and provisions for reimbursement of deposits, loan commitments, product warranties and litigation claims. Most of these provisions occurred in the normal course of business and none of them were individually significant at March 31, 2018 and 2017.